UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 27, 2008

AboveNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-23269	11-3168327
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

360 Hamilton Avenue White Plains, New York		10601
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (914) 421-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 8.01 of this Current Report on Form 8-K is hereby incorporated herein by reference.

Item 8.01.	Other Events.

Purchases of Common Stock

On October 27, 2008, the Board of Directors of AboveNet, Inc. (the “Company”) approved the purchase of shares of Company Common Stock, as specified below, from the following executive officers, each of whom is a named executive officer (as defined by the rules of the Securities and Exchange Commission), and from five other executives (the “Other Executives”), at a purchase price of $50.07 per share:

Name/Title	Number of shares to be sold

William G. LaPerch, President and Chief Executive Officer	2,000

Robert J. Sokota, Senior Vice President, General Counsel and Chief Administrative Officer	2,000

Rajiv Datta, Senior Vice President, Chief Technology Officer	3,500

Douglas Jendras, Senior Vice President, Operations	3,150

Other Executives as a group	7,960

The share purchases are pursuant to stock purchase agreements entered into between the named executive officer or Other Executive and the Company, dated as of October 28, 2008 (each, a “Stock Purchase Agreement”).  The aggregate number of shares of Company Common Stock purchased under the Stock Purchase Agreements is 18,610, representing an aggregate purchase price of $931,803.  The per share purchase price of $50.07 was determined based on the average trading price of the Common Stock for a period set by the Board of Directors after the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.  Each Stock Purchase Agreement also includes a provision that restricts the selling stockholder from selling or otherwise transferring any shares of Company Common Stock or other Company securities until the earlier of (a) six months after the date on which the Company becomes current with respect to its Securities Exchange Act filing obligations and (b) such time as the Common Stock becomes listed on a national securities exchange.  Copies of the Stock Purchase Agreements with each of the named executive officers listed above are included as  Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

10.1	Stock Purchase Agreement, dated as of October 28, 2008, between AboveNet, Inc. and William G. LaPerch
10.2	Stock Purchase Agreement, dated as of October 28, 2008, between AboveNet, Inc. and Robert J. Sokota
10.3	Stock Purchase Agreement, dated as of October 28, 2008, between AboveNet, Inc. and Rajiv Datta
10.4	Stock Purchase Agreement, dated as of October 28, 2008, between AboveNet, Inc. and Douglas Jendras

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 30, 2008
ABOVENET, INC.

	By:	/s/ Robert Sokota
Robert Sokota
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Exhibit Description

10.1	Stock Purchase Agreement, dated as of October 28, 2008, between AboveNet, Inc. and William G. LaPerch
10.2	Stock Purchase Agreement, dated as of October 28, 2008, between AboveNet, Inc. and Robert J. Sokota
10.3	Stock Purchase Agreement, dated as of October 28, 2008, between AboveNet, Inc. and Rajiv Datta
10.4	Stock Purchase Agreement, dated as of October 28, 2008, between AboveNet, Inc. and Douglas Jendras